UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2018

EVOQUA WATER TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38272	46-4132761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

210 Sixth Avenue Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (724) 772-0044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2018, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Evoqua Water Technologies Corp. (the “Company”) completed the approval of the grant of stock options to certain employees (including the named executive officers) pursuant to a form of nonqualified stock option agreement previously approved by the Compensation Committee (the “Option Agreement”) which will be used in connection with future grants to employees (including the named executive officers) of the Company under the Evoqua Water Technologies Corp. 2017 Equity Incentive Plan (the “Equity Incentive Plan”), the material terms of which are described below and a copy of which is being filed herewith. As determined by the Compensation Committee on March 29, 2018, the awards of options have a grant date of April 2, 2018, and include awards to the Company’s named executive officers as set forth in the table below.

Name & Position	Stock Options (#)
Ronald C. Keating, President and Chief Executive Officer	294,864
Benedict J. Stas, Executive Vice President, Chief Financial Officer and Treasurer	78,739
Anthony J. Webster, Executive Vice President, Chief Human Resources Officer	33,279
Vincent Grieco, Executive Vice President, Secretary and General Counsel	33,279
James Kohosek, Executive Vice President, Corporate Strategy and Business Operations	26,498

The Option Agreement provides that the grantee shall receive an option to purchase a number of shares of common stock of the Company which shall be subject to a vesting schedule determined by the Compensation Committee at the time such grantee’s award is approved. The Option Agreement provides that the option will vest in accordance with one of the following vesting schedule alternatives: (i) as to twenty-five percent (25%) on each of the first four anniversaries of the vesting commencement date (as set forth in the Option Agreement) such that the option shall become fully (100%) vested as of the fourth anniversary of the vesting commencement date, (ii) as to thirty-three and one-third percent (33 1/3%) on each of the first three anniversaries of the vesting commencement date such that the option shall become fully (100%) vested as of the third anniversary of the vesting commencement date, (iii) as to one hundred percent (100%) on the first anniversary of the vesting commencement date and (iv) such other vesting schedule as determined by the Compensation Committee. If the grantee’s employment is terminated for any reason, the portion of the option that has not vested as of such date shall terminate immediately and be deemed to have been forfeited by the grantee without consideration, and the vested portion of the option shall remain exercisable until, and shall terminate upon, the first to occur of (a) the end of the day that is forty-five days after the date of the grantee’s termination of employment and (b) the expiration date of the option. Notwithstanding the foregoing, upon a grantee’s termination of employment by reason of death or disability, the vested portion of the option shall remain exercisable until, and shall terminate upon, the first to occur of (a) the end of the day that is one hundred and eighty (180) days after the date of the grantee’s termination of employment for death or disability, as applicable, and (b) the expiration date of the option. If the grantee’s employment is terminated for cause, the option (including any vested portion) shall terminate immediately and be deemed to have been forfeited by the grantee without consideration.

Though no restricted stock unit grants are being made to any named executive officers at this time, the disclosure below describes the material terms of the form of restricted stock unit agreement that was previously approved by the Compensation Committee and that may be used in connection with future grants to employees (including the named executive officers), a copy of which is being filed herewith (the “RSU Agreement”). The RSU Agreement provides that the grantee shall receive restricted stock units (“RSUs”) in the Company which shall be subject to a vesting schedule determined by the Compensation Committee at the time such grantee’s award is approved. The RSU Agreement provides that the RSUs will vest in accordance with one of the following vesting schedule alternatives: (i) as to twenty-five percent (25%) on each of the first four anniversaries of the vesting commencement date (as set forth in the RSU Agreement) such that the RSUs shall become fully (100%) vested as of the fourth anniversary of the vesting commencement date, (ii) as to thirty-three and one-third percent (33 1/3%) on each of the first three anniversaries of the vesting commencement date such that the option shall become fully (100%) vested as of the third anniversary of the vesting commencement date and (iii) as to one hundred percent (100%) on the first anniversary of the vesting commencement date. Vested RSUs will be settled within 30 days following vesting. If the grantee’s employment is terminated for any reason, whether voluntarily or involuntarily, then the RSUs that have not previously vested shall terminate as of the date of the grantee’s termination of employment. If the grantee incurs a termination of employment for cause, then the RSUs (whether or not vested) shall be forfeited and terminate immediately without consideration upon the effective date of such termination of employment for cause.

The foregoing descriptions of the Option Agreement and RSU Agreement are qualified in their entirety by reference to the full texts of the agreements, which are included as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Form of Nonqualified Stock Option Agreement under the Evoqua Water Technologies Corp. 2017 Equity Incentive Plan.

10.2	Form of Restricted Stock Unit Agreement under the Evoqua Water Technologies Corp. 2017 Equity Incentive Plan (Employee Form).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2018	EVOQUA WATER TECHNOLOGIES CORP.

	By:	/s/ Benedict J. Stas
Benedict J. Stas
Executive Vice President, Chief Financial Officer and Treasurer